Exhibit 99.1

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA Margin with respect to Cactus and SPC (each of which is defined below), which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of EBITDA, Adjusted EBITDA and Transaction Adjusted EBITDA to net income, the most directly comparable measure calculated in accordance with GAAP, and calculations of Adjusted EBITDA margin, are provided in the Appendix included in this presentation. This presentation includes certain guidance for the non-GAAP financial measure Adjusted EBITDA Margin for Pressure Control and for Spoolable Technologies, and the non-GAAP financial measure Adjusted EBITDA for Corporate and Other. We are unable to reconcile these measures to their nearest GAAP measure without unreasonable efforts because we are unable to predict with reasonable certainty the actual impact of items included in the most directly comparable GAAP financial measure. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Information Presented On February 28, 2023, Cactus, Inc., through one of its subsidiaries, completed its previously announced merger of the FlexSteel business (the “FlexSteel Merger”) through a merger with HighRidge Resources, Inc. and its subsidiaries (“HighRidge”). On February 27, 2023, in order to facilitate the FlexSteel Merger with HighRidge, an internal reorganization was completed in which Cactus Companies, LLC (“Cactus Companies”), a newly formed wholly-owned subsidiary of Cactus, Inc., acquired all of the outstanding units representing ownership interests in Cactus Wellhead, LLC, the operating subsidiary of Cactus, Inc. (the “CC Reorganization”). FlexSteel Holdings, Inc. was a wholly-owned subsidiary of HighRidge prior to the FlexSteel Merger and was converted into a limited liability company, contributed from HighRidge to Cactus Companies as part of the CC Reorganization and is now named FlexSteel Holdings, LLC (“FlexSteel”).Unless otherwise specifically noted herein or the context otherwise requires, information set forth herein with respect to periods prior to February 28, 2023 does not include the information of HighRidge and the FlexSteel business. Accordingly, unless otherwise specifically noted herein or the context otherwise requires, information with respect to Cactus, Inc. and its consolidated subsidiaries (the “Company”, “we”, “us”, “our” and “Cactus”) for the periods prior to February 28, 2023 refers only to Cactus prior to the FlexSteel Merger and does not include results and other information associated with HighRidge and the FlexSteel business. On June 2, 2025, Cactus Companies entered into a Framework Agreement with certain subsidiaries of Baker Hughes Company, pursuant to which Cactus, Inc. will acquire Baker Hughes Company’s surface pressure control business (“SPC” or “Baker Hughes Surface Pressure Control”), as described in Cactus, Inc.’s Current Report on Form 8-K filed June 2, 2025 (such transaction, the “SPC Transaction”). This presentation includes certain historical financial information related to SPC. Such financial information has been prepared in accordance with the relevant accounting records of Baker Hughes Holdings LLC and its affiliates, and has not been audited. An independent audit of SPC’s financial information for the year ended December 31, 2024 has not yet been conducted, but is expected to be completed by the closing of the SPC Transaction. As such, the SPC financial information presented herein is preliminary and subject to change, and material adjustments thereto may be necessary upon completion of the audit. None of Baker Hughes Company or its affiliates or any of its or their affiliates’ respective representatives have any responsibility for the content of this presentation. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding the SPC Transaction, our strategy, future operations, financial position, expected revenue, EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin, projected costs, pro forma financial profile, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “guidance,” “outlook,” “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the FlexSteel business or SPC, and our ability to realize the expected benefits and synergies of the SPC Transaction. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in Cactus, Inc.’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and the other documents that Cactus, Inc. files from time to time with the Securities and Exchange Commission (“SEC”). These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward- looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Important Disclosures

3 Experienced Executive Team Scott Bender Chairman and CEO Served as Chairman & CEO since 2023 and previously served as CEO since co-founding Cactus in 2011 Joel Bender President Served as Director & President since 2023 and previously served as COO since co-founding Cactus in 2011 Steven Bender Chief Operating Officer Served as COO since 2023 and previously served as VP, Operations since 2011 Steve Tadlock EVP and Chief Executive Officer of Spoolable Technologies Served as CEO of Spoolable Tech. since 2023 and previously served as CFO from 2019 through 2023 Jay Nutt EVP, Chief Financial Officer, and Treasurer Served as CFO since joining Cactus in 2024. Previously served as CFO of ChampionX Corporation William Marsh EVP and General Counsel Served as General Counsel since joining Cactus in 2022. Previously served as Chief Legal Officer of Baker Hughes Company

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience A Leading Pure Play Equipment Solutions Provider for Onshore Markets Strong Margins and Free Cash Flow Generation Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 Products & Operations Overview Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling, completion and production efficiencies while enhancing safety 33.4% Margin 37.1% Margin Wellhead Systems Production Trees Spoolable Pipe Frac Stacks Completion Equip. Fittings Cactus Provides Service, Installation & Maintenance for its Equipment

6 28% 30% 25% 29% 33% 32% 2019 2020 2021 2022 2023 2024 36% 35% 27% 33% 36% 35% $757 $724 $340 $407 $628 $349 $439 $688 $1,097 $1,130 2019 2020 2021 2022 2023 2024 Revenue(1) ($ in millions) Historical Financial Overview Source: Company filings. Note: Historical financial data prior to March 2023 shown not inclusive of FlexSteel, which was acquired on Feb 28, 2023. 1) Corporate elimination revenue excluded from segment results but included in consolidated revenue indicated. 2023 revenue includes Spoolable Technologies revenue from the close of the FlexSteel acquisition on February 28, 2023. 2) 2023 Adj. EBITDA includes Spoolable Technologies results from the close of the FlexSteel acquisition on February 28, 2023. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 3) Net Capital Expenditures equals net cash flows from investing activities excluding cash outflow for the acquisition of FlexSteel. Adjusted EBITDA(2) – Net Capital Expenditures(3) as % of Revenue(1) 33.4% Margin 37.1% Margin Adjusted EBITDA(1,2) ($ in millions) Adj. EBITDA(2) as % of Revenue $229 $121 $120 $228 $398 $392 2019 2020 2021 2022 2023 2024 Pressure Control 64% Spoolable Technologies 36% 2024(1) Revenue by Segment  Bakken  Eagle Ford  Permian  SCOOP/STACK Selected Active Basins  DJ / Powder River  Marcellus / Utica  Haynesville  Cooper, Australia 10 Months of Spoolable Technologies 10 months of Spoolable Technologies

7 35% 22% 15% 15% 13% 11% Peer B Peer A Peer E Peer D Peer C 34% 24% 18% 13% 13% 13% Peer A Peer B Peer C Peer D Peer E Differentiated Margin Profile Through the Cycle Total Adjusted EBITDA Margin (2014 – 2024) (1)(2) Note: Historical Cactus data prior to February 28, 2023 not inclusive of FlexSteel. Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021. 2) EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. 2024 Adjusted EBITDA Margin (1)(2) Strength of margin profile relative to peers maintained through the cycle

Technologically Advanced Pad Drilling Wellhead Systems

Cactus SafeDrill®



Conventional Wellhead



SafeDrill® Advantages

Safety

- ✓ Fewer trips into confined space (cellar)
- ✓ No BOP manipulation after intermediate casing has been installed
- ✓ No "hot work" required to cut casing with torch

Time Savings

- ✓ Eliminates time consuming BOP manipulation
- ✓ No waiting on cement after running casing strings
- ✓ Mandrel hangers and pack offs run and set through BOPs

8

Technologically Advanced Spoolable Pipe Systems

FlexSteel Spoolable Pipe


Steel
Reinforcement
HDPE/PE-RT Shield
HDPE/PE-RT Liner

Conventional Steel Line Pipe



FlexSteel Advantages

Features	Operator Savings
✓ Durable and corrosion-resistant	✓ Lower maintenance cost for operators
✓ Faster installation times	✓ Lower cost to install
✓ Withstands cyclic loading	✓ Reduces operating field failures / reinstallations
✓ Lowest bend radius of any spoolable pipe	✓ Reduces need for special handling or bedding tools
✓ Pre-leak detection	✓ Captures permeated gases
✓ Large diameter	✓ Higher flowrates
✓ High pressure & temperature ratings	✓ Reliable in extreme conditions

9

Spoolable Pipe Applications Across the Industry Value Chain



Tank Battery
Midstream Sales Meter
Refining / End Use

	Cactus	FLEXSTEEL A Cactus Company	FLEXSTEEL A Cactus Company	FLEXSTEEL A Cactus Company
	Wellhead & Tree	***Production Line Pipe***	***Gathering Line Pipe***	***Midstream / Takeaway Line Pipe***
Customer		E&P	E&P	Midstream
Diameter		Small/Medium	Larger	Largest
Typical Service		Multiphase production	Oil / Gas / Water / CO_2	Oil / Gas / CO_2

Consumable Sale



Spoolable Pipe



Fittings

Associated Service



Installation



Maintenance

10

11 Differentiated Offerings Enable Customers to Meet ESG-Related Goals  Equipment takes less time to install versus legacy offerings  Enables customers to drill, complete and bring wells online faster  Fewer people and less equipment on location  Reduces carbon intensity per well  Equipment enhances employee safety  Automation of human- performed connections  Routine tasks can be performed remotely  Longer spooled length minimizes connections and fabrication required on-site  Switching from diesel to solar powered generation in certain instances  Spoolable pipe design enables capture and management of permeated gases  Spoolable pipe design characteristics are well suited for CO2 transportation Faster Safer Cleaner

12  Headquarters located in Houston, TX  U.S. manufacturing facilities located in Bossier City, LA and Baytown, TX  Service centers support field operations and provide repair services  Located in all key producing basins Operational Footprint North American Operating Footprint U.S. Manufacturing Facilities: • Bossier City, Louisiana • Baytown, Texas Headquarters Manufacturing Service Centers / Yards Cactus locations FlexSteel locations

13 Global Operations  Manufacturing facilities located in the U.S.A, China and Vietnam  Established legacy business in Australia  Cactus started to provide rental equipment in the Middle East in late 2021  Approved as vendor in key Middle East markets  First wellhead/production tree sales in Middle East, Europe, Latin America and Africa in 2022 & 2023  FlexSteel products have been sold into over 20 countries since introduction Global Operating Footprint Established Wellhead & Spoolable Market Emerging Wellhead & Spoolable Markets Manufacturing Established Wellhead & Emerging Spoolable Market

14 Bossier City Facility Suzhou / Vietnam Facilities  Rapid-response manufacturing  5-axis computer numerically controlled machines  “Just-in-time” capabilities for fast delivery time & parachute orders  Expanded in 2018 and 2022  Less time-sensitive, high-volume wellhead equipment  Suzhou and Vietnam assembly & test facilities are wholly foreign owned enterprises  Vertical integration of the supply chain in process in Vietnam  Low cost of operation with low sensitivity to utilization A Dynamic Manufacturing Advantage; Responsive, Scalable and Low Cost Scalable and Low Fixed Cost Manufacturing Footprint  Produces 100% of FlexSteel pipe  Only manufacturer to hydro-test all pipe before leaving its facility  Third production line added in 2019  API and ISO certified Baytown Facility

15 Growth in Core Production Products  Market transition from traditional stick steel line pipe to spoolable products still in early stages  Increase customer penetration for larger diameter gathering-focused products  Expand customer penetration for under pad applications that connect to the wellhead  Introduction of an additional market leading technology to Cactus’ customer base Expansion in the Midstream Segment  Larger diameter capabilities required by relatively untapped customer base  Customer count has significantly increased since 2020  Secured orders in 2024 from a major new midstream customer with a strong outlook for larger awards Carbon Capture & Underground Storage (“CCUS”)  Executed on first CCUS project for large independent operator in 2022  Actively engaged in multiple CCUS opportunities as market grows International  International market penetration in relatively early stages  Doubled non-U.S. revenue to a mid-single digit percentage of revenue in 2024 versus full year 2023 Non-Oil and Gas  Recently received several inquiries from international non- oil and gas end markets  Planned hydrogen transmission testing with a customer Multiple Avenues of Growth for Spoolable Technologies

16 Current  Management is well incentivized as it owns approximately 15% of the business  Performance-based stock compensation tied to Return on Capital Employed (“ROCE”)  Management team has built the foundation of this company over more than four decades  Track record of building and successfully monetizing similar businesses  Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures ICC sold to Cooper Cameron Corporation (1996) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”)  Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”) Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018) 19801975 1985 1990 1995 2000 2005 2010 20151959 Experienced and Well Aligned Management Team with Strong Industry Relationships 2020 Cactus, Inc. acquires FlexSteel (2023) Cactus, Inc. announces acquisition of controlling interest in Baker Hughes’ Surface Pressure Control Business (2025)

17 FTI DRQ WEIR NCSM SBO OIS HTG FETNOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Cactus data based on historical actuals and not pro forma for the FlexSteel acquisition. FlexSteel results included past the close of the acquisition on February 28, 2023. 1) 2023 Cactus ROCE calculation utilizes two months of year-end 2022 capitalization and ten months of year-end 2023 capitalization to reflect the acquisition of FlexSteel on February 28, 2023. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. 2) ROCE reflects average of 2017, 2018, 2019, 2020, 2021, 2022, 2023, and 2024. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2016 – 2019 and ChampionX for 2020, 2021, 2022, 2023 and 2024. 2024 Adjusted EBITDA Margin (%) ROCE(2) (2017 – 2024) (%) (1) Returns & Margins Have Outperformed Peers

18 118% (61%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Note: Data based on share price performance from 2/7/2018 to 6/2/2025. Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset Share Price Outperformed the OSX in 5 of 7 years since IPO Execution Has Driven Equity Outperformance 0%

19 $0 $10 $20 $30 $40 $50 2018 2019 2020 2021 2022 2023 2024 Cactus’ Dividends, Associated Distributions, and Repurchases Since 2018 ($ in millions) Source: Company filings and annual reports. 1) Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy is within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions on Cactus' ability to pay dividends and other factors Cactus' board of directors may deem relevant. Cactus Has Increased Shareholder Returns in Every Year Since Going Public and Announced its Inaugural Share Repurchase Program in June 2023 Steadily Increasing Return of Capital Profile (1) Announced inaugural share repurchase program in June 2023 and 8% quarterly dividend increase in July 2024

Strong Balance Sheet & Low Capital Intensity

Balance Sheet & Capital Summary

- Q1 2025 cash of approximately $348 million
- Approximately $223 million availability on revolving credit facility as of March 31, 2025
- Full year 2025 net capital expenditure guidance of $40 to $50 million
- 2025 capital expenditure guidance driven by:
  - Supply chain diversification initiatives
  - Spending to increase efficiency at Baytown facility and enhance service capabilities for FlexSteel

Adjusted EBITDA – Net Capital Expenditures ($ in millions)[1][2]



$173
$103
$109
$202
$359
$357
2019
2020
2021
2022
2023
2024

Net Capital Expenditures[2] ($ in millions)



$56
$18
$12
$26
$39
$35
2019
2020
2021
2022
2023
2024

Proven track record of cash flow generation

Source: Company filings.
1) Historical data prior to 2023 not pro forma for the FlexSteel acquisition. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.
2) Historical data prior to 2023 not pro forma for the FlexSteel acquisition. Net Capital Expenditures equals net cash flows from investing activities excluding the cash outflow for the FlexSteel acquisition.

20

21  Updating prior Spoolable Technologies revenue guide provided on the May 1st Q1 2025 conference call with this release  Pressure Control Q2 2025  Revenue expected to be down low-to-mid single digits versus Q1 2025  Expected Adjusted EBITDA margin of 33% – 35%  Spoolable Technologies Q2 2025  Revenue expected to be up low-to-mid single digits versus Q1 2025  Expected Adjusted EBITDA margin of 35 – 37%  Expected Corporate and Other Adjusted EBITDA loss of approximately $4.5 million Second Quarter Outlook Outlook

22 3 4 5 6 7 At IPO Current Independent Directors Environmental Social Governance  Cactus, Inc. is committed to reducing its and its industry’s impact on the environment. We will continue to strive to improve our products over time and to initiate more projects and activities that will further reduce our and our industry’s impact on the environment.  Cactus, Inc. is dedicated to improving lives of our employees and the communities where they live. We have policies in place to protect human rights and to require ethical behavior by our employees and suppliers. We seek to make the world a better place by providing products that minimize environmental impact and by requiring fairness, equal opportunity and human dignity.  Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders  Bylaws permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances  In May 2024, proposals approved to declassify the Board and remove the supermajority voting requirements Source: Company filings.  All manufacturing facilities API and ISO certified to ensure the highest level of quality and safety  Products & equipment reduce the need for personnel and equipment at the well site and our industry’s impact on the environment Cactus Is Committed to ESG Base Salary 14% STI Target 14% LTI 72% 84% at risk 2024 CEO Target Pay Mix

24 Increased Scale & Geographic Diversification With Strong Growth Potential in Key Markets Manufacturer of a Highly Engineered Product Sold Directly to End-Users Ability to Improve Financial Performance Through Management Know-How Low Future Capex Requirements Enhance Free Cash Flow Highly Variable Cost Business SPC Meets Cactus’ Acquisition Criteria

25  Cactus to form a JV with Baker Hughes whereby Cactus acquires 65% of SPC for $344.5 million ($530mm total enterprise value on a cash-free, debt-free basis) subject to customary purchase price adjustments  Consideration to be paid in cash, with closing expected in the second half of 2025 subject to customary closing conditions and regulatory approvals  Any time after the second anniversary of closing, Cactus has the right to purchase, and Baker Hughes has the right to require Cactus to purchase, the remaining 35% interest  Baker Hughes remaining as a JV partner for at least two years provides further comfort in transitioning administrative services and in maintaining critical customer relationships  Upfront purchase price to be funded with cash on hand and funds from Cactus’ undrawn $225mm revolving credit facility  Cactus may pursue one or more debt financing transactions before closing to preserve revolving facility liquidity  The upfront purchase price of 65% represents a multiple of approximately 6.7x 2024 Transaction Adjusted EBITDA(1)  Expect to achieve annualized cost synergies of approximately $10mm within 12 months of closing Transaction & Financing Overview Transaction Overview Strategic Rationale  Geographic diversification increases stability of the revenue profile through the cycle  Increased scale via product lines well understood by Cactus management  Access to attractive customers with long-term investment horizons, including NOCs and IOCs  Greater revenue, earnings and cash flow visibility provided by substantial backlog (>$600mm as of December 31, 2024)  Provides expansive international footprint to accelerate growth of FlexSteel products and services  Highly accretive to financial metrics, while maintaining fortress balance sheet and financial flexibility  Combined business supportive of continued capital returns to shareholders 1) EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP.

Surface Pressure Control At a Glance

About SPC

- Baker Hughes Surface Pressure Control business designs and manufactures specialized pressure control equipment (wellhead systems and production trees)
- Combination of former Vetco Gray onshore and Wood Group Pressure Control businesses
- Provides field service and repair work for large installed base of equipment

$498 million 2024 Revenue[1]	**>$600mm** December 31, 2024 Backlog
$87 million 2024 Adjusted EBITDA[1,2]	**~85%** Middle East Revenues[1]
17% 2024 Adjusted EBITDA Margin[1,2]	**>$150mm** 2024 Aftermarket Service Revenue[2]
~1,100 Employees	**3** International Manufacturing Facilities


Conventional Wellhead Systems


Compact Multibowl Wellhead Solutions


Carbon Capture and Injection Wellhead Solutions


Geothermal Wellhead Solutions

Regan	Regan	vetcogray	WG Wood Group	Baker Hughes
1906	1986	2007	2011	2017
Founded	Regan Forge Legacy acquired by Vetco Gray	Acquired by GE Oil & Gas	Acquired by GE Oil & Gas	GE Oil & Gas merged with Baker Hughes

1) Financial information related to SPC has not been audited. Total Adjusted EBITDA reflects fully consolidated SPC, which includes the earnings of a 10% JV partner in SPC's business in Saudi Arabia.
2) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP.

26

27 Onshore Middle East Shelf Deepwater NAM Tight Liquids Oil Sands Rest of World Onshore Russia Onshore Extra Heavy Oil Total Remaining Resources (Billion Barrels) $27 $37 $43 $45 $46 $47 $52 $57 $0 $10 $20 $30 $40 $50 $60 $70 $80 0 200 400 600 Volume-Weighted Average Breakeven Price Height Indicates 60% Confidence Interval Breakeven Price Width Indicates Total Remaining Resources B re nt B re ak ev en P ric e ($ / B ar re l) Onshore Middle East Offers Lowest Breakeven for New Wells(1) SPC 2024 Revenue by Region(2) 1) Source: Rystad Energy as of October 2024. Excludes currently producing resources 2) Financial information related to SPC has not been audited. Well Positioned to the Most Resilient Oil and Gas Market  Middle East onshore wells continue to have the lowest breakeven costs per barrel, providing long-term resiliency  The vast majority of SPC revenues are derived from this market Middle East ~85% Other International ~15%

28 Cactus Current (1) Cactus Pro Forma (SPC 100%)(2) Pressure Control Revenue Cactus Consolidated Revenue Transformative Geographic Exposure U.S. 56% International 44% U.S. 66% International 34% U.S. 94% International 6% 1) Reflects 2024 results. International defined as non-U.S. revenue. 2) Reflects Cactus 2024 results, adjusted for unaudited SPC (100%) 2024 results. International defined as non-U.S. revenue. U.S. 95% International 5%

Expansive Global Operating Footprint

Global SPC Operations(1)



Bergen, Norway
Service & Repair
Stavanger, Norway
Service & Repair
Dyce Aberdeen, UK
Service & Repair
Houston, Texas
R&D
Suzhou, China
Manufacturing
Villahermosa, Mexico
Service
Bangalore, India
Engineering
Iraq
Iran
Rumaila, Iraq
Service & Repair
Kuwait
East Ahmadi, Kuwait
Service & Repair
Dammam, Saudi Arabia
Manufacturing
Qatar
Qatar
Service
Saudi Arabia
U.A.E.
Abu Dhabi, UAE
Headquarters & Manufacturing
Standalone Facilities
Primary Shared Facilities

29

1) Represents facilities dedicated to SPC in addition to facilities that will be shared for a period post-close while Cactus establishes its own facilities. Excludes facilities with nominal SPC headcount.

30 2024 Financial Information (Excluding Synergies) Pro Forma Financial Profile Cactus Consolidated SPC (100%)(1) Cactus & SPC(2) Revenue $1,130 million $498 million $1,628 million Adj. EBITDA(3) $392 million $87 million $479 million Adj. EBITDA Margin(3) 35% 17% 29% Net Capital Expenditures(4) $35 million $10 million $46 million Adj. EBITDA – Net Capex $357 million $76 million $433 million Note: Figures may not sum due to rounding. 1) Financial information related to SPC has not been audited. Total Adjusted EBITDA reflects fully consolidated SPC, which includes the earnings of a 10% JV partner in SPC’s business in Saudi Arabia. 2) Represents the sum of Cactus Consolidated and “SPC (100%).” Does not reflect the potential impact of any purchase price adjustments that may result from purchase accounting. 3) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP. 4) Net Capital Expenditures (or “Net Capex”) for Cactus represents cash flows from investing activities and for SPC represents net capital expenditures.

Appendix

Company Organizational Structure

Company Profile

Ticker	WHD (NYSE)
Class A Shares Outstanding[1]	~69mm
Class B Shares Outstanding[1]	~11mm
Total Shares Outstanding[1]	~80mm
Market Capitalization[2]	~$3.3bn
Net Cash[3]	~$329mm
Quarterly Dividend Per Share[2]	$0.13
Annual Dividend Yield[2]	1.3%

Ownership Profile[4]



Management, Board & Select Employees 15%
Public 85%

Organizational Structure[1]



CC Unit Holders
Public Investors
Class B Common Stock (14.1% voting power)
Class A Common Stock (85.9% voting power)
Cactus, Inc.(5) (NYSE: WHD)
11.3mm CC Units (14.1% economic rights)
68.6mm CC Units (85.9% economic rights)
Cactus Companies, LLC
100%
Operating Subsidiaries

Class A & Class B Shareholders Have Equal Voting Rights

Source: Company filings.

1) As of June 2, 2025. Excludes effect of dilutive securities.
2) As of June 2, 2025. Market capitalization utilizes total shares outstanding. Our future dividend policy is within the discretion of our board of directors and will depend upon then-existing conditions.
3) As of March 31, 2025. Net cash amount includes capital leases.
4) As of June 2, 2025
5) Cactus Inc.'s ownership of Cactus Companies, LLC is inclusive of its 100% ownership in Cactus Acquisitions LLC.

32

Non-GAAP Reconciliation (Cactus)

Important Disclosure Regarding Non-GAAP Measures

EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement liability, (gain) loss on debt extinguishment, stock-based compensation, remeasurement loss on earn-out liability, inventory step-up expense, and transaction (acquisition or equity offering) related expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA, Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business.

($ in thousands)	Year Ended December 31,									
	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Net income (loss)	$232,758	$214,840	$145,122	$67,470	$59,215	$156,303	$150,281	$66,547	($8,176)	$21,224
Interest expense (income), net	(6,459)	6,480	(3,714)	774	(701)	(879)	3,595	20,767	20,233	21,837
Income tax expense	66,518	47,536	31,430	7,675	10,970	32,020	19,520	1,549	809	784
EBIT	292,817	268,856	172,838	75,919	69,484	187,444	173,396	88,863	12,866	43,845
Depreciation and amortization	60,438	65,045	34,124	36,308	40,520	38,854	30,153	23,271	21,241	20,580
EBITDA	**$353,255**	**$333,901**	**$206,962**	**$112,227**	**$110,004**	**$226,298**	**$203,549**	**$112,134**	**$34,107**	**$64,425**
Severance expenses	-	-	-	-	1,864	-	-	-	-	-
Revaluation of tax receivable agreement liability	(3,204)	(4,490)	1,910	(898)	555	(5,336)	-	-	-	-
Transaction related expenses	2,793	12,183	8,422	406	-	1,042	-	-	-	-
(Gain) loss on debt extinguishment	-	-	-	-	-	-	4,305	-	(2,251)	(1,640)
Remeasurement loss on earn-out liability	16,318	14,850	-	-	-	-	-	-	-	-
Inventory step-up expense	-	23,516	-	-	-	-	-	-	-	-
Stock-based compensation	22,888	18,105	10,631	8,620	8,599	6,995	4,704	-	361	359
Adjusted EBITDA	**$392,050**	**$398,065**	**$227,925**	**$120,355**	**$121,022**	**$228,999**	**$212,558**	**$112,134**	**$32,217**	**$63,144**
Pressure Control Revenue	$724,038	$756,727								
Spoolable Technologies Revenue	407,038	340,233								
Corporate and Other Eliminations	(1,262)	-								
Total Revenue	**$1,129,814**	**$1,096,960**	**$688,369**	**$438,589**	**$348,566**	**$628,414**	**$544,135**	**$341,191**	**$155,048**	**$221,395**
Net income (loss) margin	*20.6%*	*19.6%*	*21.1%*	*15.4%*	*17.0%*	*24.9%*	*27.6%*	*19.5%*	*(5.3%)*	*9.6%*
Adjusted EBITDA margin	*34.7%*	*36.3%*	*33.1%*	*27.4%*	*34.7%*	*36.4%*	*39.1%*	*32.9%*	*20.8%*	*28.5%*

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%.

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Non-GAAP Reconciliation (SPC 100%)

Important Disclosure Regarding Non-GAAP Measures

EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by SPC management. We define SPC's EBITDA as net income excluding net interest, income tax, other expenses, and depreciation and amortization. We define SPC's Adjusted EBITDA and Transaction Adjusted EBITDA as EBITDA excluding the items indicated below. We define SPC's Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

We believe EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are useful because they allow management to more effectively evaluate SPC's operating performance and compare the results of SPC's operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of SPC's EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present SPC's EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting SPC's business.

The following financial information has been prepared in accordance with the relevant accounting records of Baker Hughes Holdings LLC and its affiliates. This financial information has not been audited. An independent audit of SPC's financial information for the year ended December 31, 2024 has not yet been conducted, but is expected to be completed by the closing of the SPC Transaction. As such, the SPC financial information presented below is preliminary and subject to change, and material adjustments thereto may be necessary upon completion of the audit.

($ in thousands)	**Year Ended December 31,**	
	2024	**2023**
Net income	$51,304	$23,278
Interest expense, net	49,148	6,575
Other income	(21,067)	(2,133)
Income tax expense	3,154	6,423
EBIT	82,539	34,143
Depreciation and amortization	4,709	5,716
EBITDA	**$87,248**	**$39,859**
Business restructuring(1)	3,207	-
Saudi Arabia JV commission expense(2)	(5,421)	(4,359)
Other adjustments(3)	1,827	13,240
Adjusted EBITDA(4)	**$86,861**	**$48,740**
Saudi Arabia JV non-controlling interest(5)	(7,284)	(5,330)
Transaction Adjusted EBITDA	**$79,577**	**$43,410**
Revenue	**$498,194**	**$461,231**
Net income margin	*10.3%*	*5.0%*
Adjusted EBITDA margin	*17.4%*	*10.6%*

1) Reflects non-recurring expenses associated with the shutdown of a manufacturing facility in Mexico.
2) Reflects a selling commission due to a 10% non-controlling interest partner in Saudi Arabia excluded from operating income.
3) Other adjustments include out-of-period adjustments, non-recurring contract results, normalization of incentive compensation and other non-operational or timing adjustments.
4) Adjusted EBITDA reflects fully consolidated SPC, which includes the earnings of a 10% JV partner in SPC's business in Saudi Arabia.
5) Reflects a 10% JV partner in Saudi Arabia's share of earnings on an EBITDA basis, which is not included in the transaction.

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35 Alan Boyd Director of Corporate Development & Investor Relations 713-904-4669 IR@CactusWHD.com Investor Relations Contact